Exhibit 24.1

                             SHARPS COMPLIANCE CORP.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That each person whose signature appears below has made, constituted and appointed, and by this instrument does make, constitute and appoint Dr. Burton J. Kunik and David P. Tusa, his true and lawful attorney, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director (including as a member of any committee of the board of directors) or officer, or both, of Sharps Compliance Corp., a Delaware corporation (the "Company"), to the Form S-8 Registration Statement (the "Registration Statement") and any other form that may be used from time to time, with respect to the issuance and sale of its Common Stock and other securities pursuant to the Sharps Compliance Corp. 1993 Stock Plan, as amended (the "Plan"), and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as they might or could do if personally present, and hereby ratifying and confirming all that each of such attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed this 30th day of January, 2006.


                                                        /s/ Dr. Burton J. Kunik
                                                       -------------------------
                                                       Dr. Burton J. Kunik

                                                        /s/ Ramsey Gillman
                                                       -------------------------
                                                       Ramsey Gillman

                                                        /s/ F. Gardner Parker
                                                       -------------------------
                                                       F. Gardner Parker

                                                        /s/ John R. (Randy) Grow
                                                       -------------------------
                                                       John R. (Randy) Grow